Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Closed-end Opportunity Fund, Inc. (FOF)

Cohen & Steers Closed-end Opportunity Fund, Inc. (NYSE: FOF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of January 2023. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.087	January 17, 2023	January 18, 2023	January 31, 2023

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	January 2023		YEAR-TO-DATE (YTD) January 31, 2023*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2023 Distributions
Net Investment Income	$0.0334	38.39%	$0.0334	38.39%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0536	61.61%	$0.0536	61.61%
Total Current Distribution	$0.0870	100.00%	$0.0870	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2022 (January 1, 2022 through December 31, 2022) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2022. In addition, the Fund’s Average Annual Total Return for the five-year period ending December 31, 2022 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2022. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

280 Park Avenue, New York, NY 10017-1216    Tel: 212.832.3232    Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2022 to December 31, 2022

Year-to-date Cumulative Total Return[1]	-18.08%

Cumulative Distribution Rate[2]	0.82%

Five-year period ending December 31, 2022

Average Annual Total Return[3]	2.95%

Current Annualized Distribution Rate[4]	9.83%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023 through January 31, 2023) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2022.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending December 31, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2022.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Closed-end Opportunity Fund, Inc. (FOF)

Cohen & Steers Closed-end Opportunity Fund, Inc. (NYSE: FOF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of February 2023. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.087	February 14, 2023	February 15, 2023	February 28, 2023

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	February 2023		YEAR-TO-DATE (YTD) February 28, 2023*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2023 Distributions
Net Investment Income	$0.0347	39.89%	$0.0654	37.59%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0523	60.11%	$0.1086	62.41%
Total Current Distribution	$0.0870	100.00%	$0.1740	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2023 (January 1, 2023 through January 31, 2023) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2023. In addition, the Fund’s Average Annual Total Return for the five-year period ending January 31, 2023 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2023. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

280 Park Avenue, New York, NY 10017-1216    Tel: 212.832.3232    Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2023 to January 31, 2023

Year-to-date Cumulative Total Return[1]	7.50%

Cumulative Distribution Rate[2]	1.54%

Five-year period ending January 31, 2023

Average Annual Total Return[3]	4.12%

Current Annualized Distribution Rate[4]	9.21%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023 through February 28, 2023) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2023.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending January 31, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is based on the current regular monthly distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2023.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Closed-end Opportunity Fund, Inc. (FOF)

Cohen & Steers Closed-end Opportunity Fund, Inc. (NYSE: FOF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of March 2023. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.087	March 14, 2023	March 15, 2023	March 31, 2023

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	March 2023		YEAR-TO-DATE (YTD) March 31, 2023*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2023 Distributions
Net Investment Income	$0.0434	49.89%	$0.1102	42.22%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0436	50.11%	$0.1508	57.78%
Total Current Distribution	$0.0870	100.00%	$0.2610	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2023 (January 1, 2023 through February 28, 2023) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2023. In addition, the Fund’s Average Annual Total Return for the five-year period ending February 28, 2023 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2023. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

280 Park Avenue, New York, NY 10017-1216    Tel: 212.832.3232    Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2023 to February 28, 2023

Year-to-date Cumulative Total Return[1]	4.25%

Cumulative Distribution Rate[2]	2.39%

Five-year period ending February 28, 2023

Average Annual Total Return[3]	4.20%

Current Annualized Distribution Rate[4]	9.58%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023 through March 31, 2023) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2023.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending February 28, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2023.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Closed-end Opportunity Fund, Inc. (FOF)

Cohen & Steers Closed-end Opportunity Fund, Inc. (NYSE: FOF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of April 2023. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.087	April 11, 2023	April 12, 2023	April 28, 2023

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	April 2023		YEAR-TO-DATE (YTD) April 30, 2023*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2023 Distributions
Net Investment Income	$0.0354	40.69%	$0.1450	41.67%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0516	59.31%	$0.2030	58.33%
Total Current Distribution	$0.0870	100.00%	$0.3480	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2023 (January 1, 2023 through March 31, 2023) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2023. In addition, the Fund’s Average Annual Total Return for the five-year period ending March 31, 2023 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2023. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

280 Park Avenue, New York, NY 10017-1216    Tel: 212.832.3232    Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2023 to March 31, 2023

Year-to-date Cumulative Total Return[1]	3.55%

Cumulative Distribution Rate[2]	3.24%

Five-year period ending March 31, 2023

Average Annual Total Return[3]	4.36%

Current Annualized Distribution Rate[4]	9.72%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023 through April 30, 2023) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2023.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending March 31, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2023.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Closed-end Opportunity Fund, Inc. (FOF)

Cohen & Steers Closed-end Opportunity Fund, Inc. (NYSE: FOF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of May 2023. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.087	May 9, 2023	May 10, 2023	May 31, 2023

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	May 2023		YEAR-TO-DATE (YTD) May 31, 2023*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2023 Distributions
Net Investment Income	$0.0338	38.85%	$0.1792	41.20%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0532	61.15%	$0.2558	58.80%
Total Current Distribution	$0.0870	100.00%	$0.4350	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2023 (January 1, 2023 through April 30, 2023) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2023. In addition, the Fund’s Average Annual Total Return for the five-year period ending April 30, 2023 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2023. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

280 Park Avenue, New York, NY 10017-1216    Tel: 212.832.3232    Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2023 to April 30, 2023

Year-to-date Cumulative Total Return[1]	4.58%

Cumulative Distribution Rate[2]	4.09%

Five-year period ending April 30, 2023

Average Annual Total Return[3]	4.16%

Current Annualized Distribution Rate[4]	9.70%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023 through May 31 2023) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2023.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending April 30, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2023.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Closed-end Opportunity Fund, Inc. (FOF)

Cohen & Steers Closed-end Opportunity Fund, Inc. (NYSE: FOF) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of June 2023. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.087	June 13, 2023	June 14, 2023	June 30, 2023

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	June 2023		YEAR-TO-DATE (YTD) June 30, 2023*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2023 Distributions
Net Investment Income	$0.0404	46.44%	$0.2187	41.90%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0466	53.56%	$0.3033	58.10%
Total Current Distribution	$0.0870	100.00%	$0.5220	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2023 (January 1, 2023 through May 31, 2023) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2023. In addition, the Fund’s Average Annual Total Return for the five-year period ending May 31, 2023 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2023. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

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Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2023 to May 31, 2023

Year-to-date Cumulative Total Return[1]	2.31%

Cumulative Distribution Rate[2]	5.00%

Five-year period ending May 31, 2023

Average Annual Total Return[3]	3.44%

Current Annualized Distribution Rate[4]	10.00%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023 through June 30, 2023) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2023.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending May 31, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2023.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.